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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

                         Date of Report: April 23, 2002

                               MTN Holdings Corp.
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               (Exact name of registrant as specified in charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)

         0-14919                                          222485230
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(Commission File Number)                       (IRS Employer Identification No.)


31 West 47th Street, New York, NY                           10036
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  212-594-5111
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Item 5. Other Events

         Since the closing of the purchase of the assets of Dvir & Stoler Enterprises, Inc. ("DS&E"), MTN Holdings, Inc. (the "Company") has been attempting to obtain audited financial statements from DS&E to file on a Form 8-K in compliance with Item 310(c) of Regulation S-B. It is the position of the Company that certain misrepresentations have been made by DS&E to the Company which were the basis of the Company agreeing to consummate the acquisition. One such financial misrepresentation caused the inability to complete audited financial statements. The Company is exploring avenues of recourse as a result of the alleged misrepresentations made by the seller of DS&E preventing the Company to file the appropriate financial statements.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MTN HOLDINGS CORP.

                                      By: /s/ Isaac Nussen
                                          --------------------------------------
                                          Name: Isaac Nussen
                                          Title:   President
Dated:  April 26, 2002









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